UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 28, 2023 (September 26, 2023)

JAGUAR GLOBAL GROWTH CORPORATION I

(Exact Name of Registrant as Specified in Charter)

Cayman Islands	001-41284	98-1593783
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 Brickell Key Drive,
Suite 700 Miami, Florida	33131
(Address of Principal Executive Offices)	(Zip Code)

(646) 663-4945

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, one right and one-half of one redeemable warrant	JGGCU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	JGGC	The Nasdaq Stock Market LLC
Rights entitling the holder thereof to receive one-twelfth (1/12) of one Class A ordinary share of JGGC	JGGCR	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	JGGCW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

On September 27, 2023, Jaguar Global Growth Corporation I, a Cayman Islands exempted Company (“JGGC”), held an extraordinary general meeting of shareholders (the “Extraordinary General Meeting”) in connection with its previously announced business combination with Captivision Inc. (“New PubCo”) and certain other parties as described in greater detail in the proxy statement filed by JGGC with the Securities and Exchange Commission on September 14, 2023.

At the Extraordinary General Meeting, holders of 15,512,903 of JGGC’s ordinary shares, which represents approximately 87% of the ordinary shares outstanding and entitled to vote as of the record date on September 1, 2023, were represented in person or by proxy, constituting a quorum for the transaction of business.

Set forth below are the final voting results for each of the proposals submitted to a vote at the Extraordinary General Meeting:

	Votes For	Votes Against	Abstentions
A proposal to consider and vote upon a proposal to approve, by ordinary resolution, the Business Combination Agreement, dated as of March 2, 2023 (as the same has been amended as of June 16, 2023, July 7, 2023, July 18, 2023 and September 7, 2023, 2023 and may be further amended, supplemented, or otherwise modified from time to time, the “Business Combination Agreement,” and, the transactions contemplated thereby, collectively, the “Business Combination”), by and among JGGC, New PubCo, Jaguar Global Growth Korea Co., Ltd., a stock corporation (chusik hoesa) organized under the laws of the Republic of Korea and wholly owned direct subsidiary of JGGC (“Exchange Sub”), and GLAAM Co., Ltd., a corporation (chusik hoesa) organized under the laws of the Republic of Korea (“GLAAM”), pursuant to which, among other things, (i) JGGC shall be merged with and into New PubCo, with New PubCo surviving the merger (the “Merger”), (ii) immediately thereafter, New PubCo shall issue a number of ordinary shares, par value $0.0001 per share, of New PubCo (the “New PubCo Ordinary Shares”), equal to the aggregate share swap consideration to Exchange Sub, and (iii) all shareholders of GLAAM (the “GLAAM Shareholders”) will transfer their respective common shares, par value W 500 per share, of GLAAM (the “GLAAM Common Shares”), to Exchange Sub in connection with the exchange of GLAAM Common Shares for New PubCo Ordinary Shares pursuant to the Business Combination Agreement and, in exchange for the aggregate share swap consideration, Exchange Sub shall distribute all of the GLAAM Common Shares it receives from GLAAM Shareholders to New PubCo, which includes the approval of the transactions contemplated by the Business Combination Agreement, and the other agreements entered into or to be entered into by JGGC in connection with the Business Combination.	14,117,248	1,395,655	0

A proposal to approve, by special resolutions, (a) that JGGC be authorized to merge with and into New PubCo, so that JGGC be the merging company and all the undertaking, property, and liabilities of the merging company vest in the surviving company by virtue of the such merger pursuant to Part XVI of the Companies Act (as revised); and (b) the plan of merger relating to the Merger, pursuant to which JGGC will merge with and into New PubCo, with New PubCo being the surviving entity.	14,117,248	1,395,655	0

A proposal to consider and vote upon, by ordinary resolution, a proposal to approve the material differences between the amended and restated memorandum and articles of association of New PubCo to be in effect following the Business Combination, and the existing amended and restated memorandum and articles of association of the Company as described in the Governing Documents Proposal 3A Section of the proxy statement/prospectus.	13,810,604	1,702,299	0

A proposal to consider and vote upon, by ordinary resolution, a proposal to approve the material differences between the amended and restated memorandum and articles of association of New PubCo to be in effect following the Business Combination, and the existing amended and restated memorandum and articles of association of the Company as described in the Governing Documents Proposal 3B Section of the proxy statement/prospectus.	13,810,604	1,702,299	0

A proposal to consider and vote upon, by ordinary resolution, a proposal to approve the material differences between the amended and restated memorandum and articles of association of New PubCo to be in effect following the Business Combination, and the existing amended and restated memorandum and articles of association of the Company as described in the Governing Documents Proposal 3C Section of the proxy statement/prospectus.	13,810,604	1,702,299	0

A proposal to consider and vote upon, by ordinary resolution, a proposal to approve the New PubCo Equity Plan.	13,809,643	1,703,260	0

The proposal to adjourn the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there were insufficient votes for, or otherwise in connection with, the proposals, was not presented at the Extraordinary General Meeting, as each of the proposals received a sufficient number of votes required for approval.

Item 8.01.	Other Events.

In connection with the shareholder vote at the Extraordinary General Meeting, JGGC’s public shareholders have the right to elect to redeem all or a portion of their Class A ordinary shares for a per-share price calculated in accordance with JGGC’s organizational documents. JGGC’s public shareholders holding 9,976,908 Class A ordinary shares (which amount of shares may be subject to future changes) validly elected to redeem their public shares as of 5:00 p.m., Eastern Time, on September 25, 2023.

On September 26, 2023, JGGC issued a press release announcing that GLAAM has been selected as the main supplier of media glass for two prominent new properties in South Korea. A copy of the press release is attached as Exhibit 99.1.

On September 28, 2023, JGGC issued a press release announcing the results of the Extraordinary General Meeting. A copy of the press release is attached as Exhibit 99.2.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit

99.1	Press Release dated September 26, 2023.

99.2	Press Release dated September 28, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 28, 2023

JAGUAR GLOBAL GROWTH CORPORATION I

By:	/s/ Anthony R. Page
Name:	Anthony R. Page
Title:	Chief Financial Officer